                                                                   Exhibit 99.16

                                POWER OF ATTORNEY

     The person executing this Power of Attorney hereby authorizes and appoints Robert H. Graham and Kevin M. Carome, or either of them, each of them with full power of substitution, as his attorney-in-fact to execute on his behalf, individually and in each capacity stated below, such Registration Statements of the registrants listed below as such attorney-in-fact, or either of them, may deem appropriate, including those on Forms N-1A, N-2, N-14, N-8B-2 and S-6, and any and all amendments thereto (including Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any applicable state securities commission:

     AIM Combination Stock & Bond Funds
     AIM Counselor Series Trust
     AIM Equity Funds
     AIM Floating Rate Fund
     AIM Funds Group
     AIM Growth Series
     AIM International Mutual Funds
     AIM Investment Funds
     AIM Investment Securities Funds
     AIM Sector Funds
     AIM Select Real Estate Income Fund
     AIM Special Opportunities Funds
     AIM Stock Funds
     AIM Summit Fund
     AIM Tax-Exempt Funds
     AIM Treasurer's Series Trust
     AIM Variable Insurance Funds
     INVESCO Variable Investment Funds, Inc.
     Short-Term Investments Trust
     Tax-Free Investments Trust

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 10th day of December, 2003.


                                     /s/ Frank S. Bayley
                                     ------------------------------------
                                     Frank S. Bayley, Director/Trustee

STATE OF TEXAS
COUNTY OF HARRIS

     SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Frank S. Bayley, as a director, trustee or officer of each of the above-described entities, this 10th day of December, 2003.

                                     /s/ Cynthia L. Thompson
                                     ----------------------------
                                            Notary Public

                                POWER OF ATTORNEY

     The person executing this Power of Attorney hereby authorizes and appoints Robert H. Graham and Kevin M. Carome, or either of them, each of them with full power of substitution, as his attorney-in-fact to execute on his behalf, individually and in each capacity stated below, such Registration Statements of the registrants listed below as such attorney-in-fact, or either of them, may deem appropriate, including those on Forms N-1A, N-2, N-14, N-8B-2 and S-6, and any and all amendments thereto (including Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any applicable state securities commission:

     AIM Combination Stock & Bond Funds
     AIM Counselor Series Trust
     AIM Equity Funds
     AIM Floating Rate Fund
     AIM Funds Group
     AIM Growth Series
     AIM International Mutual Funds
     AIM Investment Funds
     AIM Investment Securities Funds
     AIM Sector Funds
     AIM Select Real Estate Income Fund
     AIM Special Opportunities Funds
     AIM Stock Funds
     AIM Summit Fund
     AIM Tax-Exempt Funds
     AIM Treasurer's Series Trust
     AIM Variable Insurance Funds
     INVESCO Variable Investment Funds, Inc.
     Short-Term Investments Trust
     Tax-Free Investments Trust

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 10th day of December, 2003.

                                     /s/ Bruce L. Crockett
                                     -------------------------------------
                                      Bruce L. Crockett, Director/Trustee

STATE OF TEXAS
COUNTY OF HARRIS

     SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Bruce L. Crockett, as a director, trustee or officer of each of the above-described entities, this 10th day of December, 2003.

                                     /s/ Cynthia L. Thompson
                                     -------------------------------------
                                            Notary Public

                                POWER OF ATTORNEY

     The person executing this Power of Attorney hereby authorizes and appoints Robert H. Graham and Kevin M. Carome, or either of them, each of them with full power of substitution, as his attorney-in-fact to execute on his behalf, individually and in each capacity stated below, such Registration Statements of the registrants listed below as such attorney-in-fact, or either of them, may deem appropriate, including those on Forms N-1A, N-2, N-14, N-8B-2 and S-6, and any and all amendments thereto (including Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any applicable state securities commission:

     AIM Combination Stock & Bond Funds
     AIM Counselor Series Trust
     AIM Equity Funds
     AIM Floating Rate Fund
     AIM Funds Group
     AIM Growth Series
     AIM International Mutual Funds
     AIM Investment Funds
     AIM Investment Securities Funds
     AIM Sector Funds
     AIM Select Real Estate Income Fund
     AIM Special Opportunities Funds
     AIM Stock Funds
     AIM Summit Fund
     AIM Tax-Exempt Funds
     AIM Treasurer's Series Trust
     AIM Variable Insurance Funds
     INVESCO Variable Investment Funds, Inc.
     Short-Term Investments Trust
     Tax-Free Investments Trust

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 10th day of December, 2003.


                                     /s/ Albert R. Dowden
                                     ------------------------------------
                                      Albert R. Dowden, Director/Trustee

STATE OF TEXAS
COUNTY OF HARRIS

     SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Albert R. Dowden, as a director, trustee or officer of each of the above-described entities, this 10th day of December, 2003.

                                     /s/ Cynthia L. Thompson
                                     ----------------------------
                                           Notary Public

                                POWER OF ATTORNEY

     The person executing this Power of Attorney hereby authorizes and appoints Robert H. Graham and Kevin M. Carome, or either of them, each of them with full power of substitution, as his attorney-in-fact to execute on his behalf, individually and in each capacity stated below, such Registration Statements of the registrants listed below as such attorney-in-fact, or either of them, may deem appropriate, including those on Forms N-1A, N-2, N-14, N-8B-2 and S-6, and any and all amendments thereto (including Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any applicable state securities commission:

     AIM Combination Stock & Bond Funds
     AIM Counselor Series Trust
     AIM Equity Funds
     AIM Floating Rate Fund
     AIM Funds Group
     AIM Growth Series
     AIM International Mutual Funds
     AIM Investment Funds
     AIM Investment Securities Funds
     AIM Sector Funds
     AIM Select Real Estate Income Fund
     AIM Special Opportunities Funds
     AIM Stock Funds
     AIM Summit Fund
     AIM Tax-Exempt Funds
     AIM Treasurer's Series Trust
     AIM Variable Insurance Funds
     INVESCO Variable Investment Funds, Inc.
     Short-Term Investments Trust
     Tax-Free Investments Trust

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 10th day of December, 2003.


                                     /s/ Edward K. Dunn, Jr.
                                     -------------------------------------------
                                         Edward K. Dunn, Jr., Director/Trustee

STATE OF TEXAS
COUNTY OF HARRIS

     SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Edward K. Dunn, Jr., as a director, trustee or officer of each of the above-described entities, this 10th day of December, 2003.

                                     /s/ Cynthia L. Thompson
                                     -------------------------------
                                            Notary Public

                                POWER OF ATTORNEY

     The person executing this Power of Attorney hereby authorizes and appoints Robert H. Graham and Kevin M. Carome, or either of them, each of them with full power of substitution, as his attorney-in-fact to execute on his behalf, individually and in each capacity stated below, such Registration Statements of the registrants listed below as such attorney-in-fact, or either of them, may deem appropriate, including those on Forms N-1A, N-2, N-14, N-8B-2 and S-6, and any and all amendments thereto (including Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any applicable state securities commission:

     AIM Combination Stock & Bond Funds
     AIM Counselor Series Trust
     AIM Equity Funds
     AIM Floating Rate Fund
     AIM Funds Group
     AIM Growth Series
     AIM International Mutual Funds
     AIM Investment Funds
     AIM Investment Securities Funds
     AIM Sector Funds
     AIM Select Real Estate Income Fund
     AIM Special Opportunities Funds
     AIM Stock Funds
     AIM Summit Fund
     AIM Tax-Exempt Funds
     AIM Treasurer's Series Trust
     AIM Variable Insurance Funds
     INVESCO Variable Investment Funds, Inc.
     Short-Term Investments Trust
     Tax-Free Investments Trust

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 10th day of December, 2003.


                                     /s/ Jack M. Fields
                                     --------------------------------------
                                          Jack M. Fields, Director/Trustee

STATE OF TEXAS
COUNTY OF HARRIS

     SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Jack M. Fields, as a director, trustee or officer of each of the above-described entities, this 10th day of December, 2003.

                                     /s/ Cynthia L. Thompson
                                     ---------------------------
                                            Notary Public

                                POWER OF ATTORNEY

     The person executing this Power of Attorney hereby authorizes and appoints Robert H. Graham and Kevin M. Carome, or either of them, each of them with full power of substitution, as his attorney-in-fact to execute on his behalf, individually and in each capacity stated below, such Registration Statements of the registrants listed below as such attorney-in-fact, or either of them, may deem appropriate, including those on Forms N-1A, N-2, N-14, N-8B-2 and S-6, and any and all amendments thereto (including Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any applicable state securities commission:

     AIM Combination Stock & Bond Funds
     AIM Counselor Series Trust
     AIM Equity Funds
     AIM Floating Rate Fund
     AIM Funds Group
     AIM Growth Series
     AIM International Mutual Funds
     AIM Investment Funds
     AIM Investment Securities Funds
     AIM Sector Funds
     AIM Select Real Estate Income Fund
     AIM Special Opportunities Funds
     AIM Stock Funds
     AIM Summit Fund
     AIM Tax-Exempt Funds
     AIM Treasurer's Series Trust
     AIM Variable Insurance Funds
     INVESCO Variable Investment Funds, Inc.
     Short-Term Investments Trust
     Tax-Free Investments Trust

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 10th day of December, 2003.


                                     /s/ Carl Frischling
                                     ------------------------------------
                                     Carl Frischling, Director/Trustee

STATE OF TEXAS
COUNTY OF HARRIS

     SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Carl Frischling, as a director, trustee or officer of each of the above-described entities, this 10th day of December, 2003.

                                     /s/ Cynthia L. Thompson
                                     --------------------------
                                           Notary Public

                                POWER OF ATTORNEY

     The person executing this Power of Attorney hereby authorizes and appoints Robert H. Graham and Kevin M. Carome, or either of them, each of them with full power of substitution, as his attorney-in-fact to execute on his behalf, individually and in each capacity stated below, such Registration Statements of the registrants listed below as such attorney-in-fact, or either of them, may deem appropriate, including those on Forms N-1A, N-2, N-14, N-8B-2 and S-6, and any and all amendments thereto (including Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any applicable state securities commission:

     AIM Combination Stock & Bond Funds
     AIM Counselor Series Trust
     AIM Equity Funds
     AIM Floating Rate Fund
     AIM Funds Group
     AIM Growth Series
     AIM International Mutual Funds
     AIM Investment Funds
     AIM Investment Securities Funds
     AIM Sector Funds
     AIM Select Real Estate Income Fund
     AIM Special Opportunities Funds
     AIM Stock Funds
     AIM Summit Fund
     AIM Tax-Exempt Funds
     AIM Treasurer's Series Trust
     AIM Variable Insurance Funds
     INVESCO Variable Investment Funds, Inc.
     Short-Term Investments Trust
     Tax-Free Investments Trust

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 10th day of December, 2003.


                                     /s/ Prema Mathai-davis
                                     -----------------------------------
                                     Prema Mathai-Davis, Director/Trustee

STATE OF TEXAS
COUNTY OF HARRIS

     SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Prema Mathai-Davis, as a director, trustee or officer of each of the above-described entities, this 10th day of December, 2003.

                                     /s/ Cynthia L. Thompson
                                     --------------------------
                                           Notary Public

                                POWER OF ATTORNEY

     The person executing this Power of Attorney hereby authorizes and appoints Robert H. Graham and Kevin M. Carome, or either of them, each of them with full power of substitution, as his attorney-in-fact to execute on his behalf, individually and in each capacity stated below, such Registration Statements of the registrants listed below as such attorney-in-fact, or either of them, may deem appropriate, including those on Forms N-1A, N-2, N-14, N-8B-2 and S-6, and any and all amendments thereto (including Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any applicable state securities commission:

     AIM Combination Stock & Bond Funds
     AIM Counselor Series Trust
     AIM Equity Funds
     AIM Floating Rate Fund
     AIM Funds Group
     AIM Growth Series
     AIM International Mutual Funds
     AIM Investment Funds
     AIM Investment Securities Funds
     AIM Sector Funds
     AIM Select Real Estate Income Fund
     AIM Special Opportunities Funds
     AIM Stock Funds
     AIM Summit Fund
     AIM Tax-Exempt Funds
     AIM Treasurer's Series Trust
     AIM Variable Insurance Funds
     INVESCO Variable Investment Funds, Inc.
     Short-Term Investments Trust
     Tax-Free Investments Trust

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 10th day of December, 2003.


                                     /s/ Lewis F. Pennock
                                     ------------------------------------
                                     Lewis F. Pennock, Director/Trustee

STATE OF TEXAS
COUNTY OF HARRIS

     SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Lewis F. Pennock, as a director, trustee or officer of each of the above-described entities, this 10th day of December, 2003.

                                     /s/ Cynthia L. Thompson
                                     ---------------------------
                                            Notary Public

                                POWER OF ATTORNEY

     The person executing this Power of Attorney hereby authorizes and appoints Robert H. Graham and Kevin M. Carome, or either of them, each of them with full power of substitution, as his attorney-in-fact to execute on his behalf, individually and in each capacity stated below, such Registration Statements of the registrants listed below as such attorney-in-fact, or either of them, may deem appropriate, including those on Forms N-1A, N-2, N-14, N-8B-2 and S-6, and any and all amendments thereto (including Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any applicable state securities commission:

     AIM Combination Stock & Bond Funds
     AIM Counselor Series Trust
     AIM Equity Funds
     AIM Floating Rate Fund
     AIM Funds Group
     AIM Growth Series
     AIM International Mutual Funds
     AIM Investment Funds
     AIM Investment Securities Funds
     AIM Sector Funds
     AIM Select Real Estate Income Fund
     AIM Special Opportunities Funds
     AIM Stock Funds
     AIM Summit Fund
     AIM Tax-Exempt Funds
     AIM Treasurer's Series Trust
     AIM Variable Insurance Funds
     INVESCO Variable Investment Funds, Inc.
     Short-Term Investments Trust
     Tax-Free Investments Trust

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 10th day of December, 2003.


                                     /s/ Ruth H. Quigley
                                     -----------------------------------
                                     Ruth H. Quigley, Director/Trustee

STATE OF TEXAS
COUNTY OF HARRIS

     SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Ruth H. Quigley, as a director, trustee or officer of each of the above-described entities, this 10th day of December, 2003.

                                     /s/ Cynthia L. Thompson
                                     ---------------------------
                                            Notary Public

                                POWER OF ATTORNEY

     The person executing this Power of Attorney hereby authorizes and appoints Robert H. Graham and Kevin M. Carome, or either of them, each of them with full power of substitution, as his attorney-in-fact to execute on his behalf, individually and in each capacity stated below, such Registration Statements of the registrants listed below as such attorney-in-fact, or either of them, may deem appropriate, including those on Forms N-1A, N-2, N-14, N-8B-2 and S-6, and any and all amendments thereto (including Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any applicable state securities commission:

     AIM Combination Stock & Bond Funds
     AIM Counselor Series Trust
     AIM Equity Funds
     AIM Floating Rate Fund
     AIM Funds Group
     AIM Growth Series
     AIM International Mutual Funds
     AIM Investment Funds
     AIM Investment Securities Funds
     AIM Sector Funds
     AIM Select Real Estate Income Fund
     AIM Special Opportunities Funds
     AIM Stock Funds
     AIM Summit Fund
     AIM Tax-Exempt Funds
     AIM Treasurer's Series Trust
     AIM Variable Insurance Funds
     INVESCO Variable Investment Funds, Inc.
     Short-Term Investments Trust
     Tax-Free Investments Trust

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 10th day of December, 2003.


                                     /s/ Louis S. Sklar
                                     -----------------------------------
                                     Louis S. Sklar, Director/Trustee

STATE OF TEXAS
COUNTY OF HARRIS

     SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Louis S. Sklar, as a director, trustee or officer of each of the above-described entities, this 10th day of December, 2003.

                                     /s/ Cynthia L. Thompson
                                     -----------------------------------
                                            Notary Public

                                POWER OF ATTORNEY

     The person executing this Power of Attorney hereby authorizes and appoints Robert H. Graham and Kevin M. Carome, or either of them, each of them with full power of substitution, as his attorney-in-fact to execute on his behalf, individually and in each capacity stated below, such Registration Statements of the registrants listed below as such attorney-in-fact, or either of them, may deem appropriate, including those on Forms N-1A, N-2, N-14, N-8B-2 and S-6, and any and all amendments thereto (including Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any applicable state securities commission:

     AIM Combination Stock & Bond Funds
     AIM Counselor Series Trust
     AIM Equity Funds
     AIM Floating Rate Fund
     AIM Funds Group
     AIM Growth Series
     AIM International Mutual Funds
     AIM Investment Funds
     AIM Investment Securities Funds
     AIM Sector Funds
     AIM Select Real Estate Income Fund
     AIM Special Opportunities Funds
     AIM Stock Funds
     AIM Summit Fund
     AIM Tax-Exempt Funds
     AIM Treasurer's Series Trust
     AIM Variable Insurance Funds
     INVESCO Variable Investment Funds, Inc.
     Short-Term Investments Trust
     Tax-Free Investments Trust

     This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 10th day of December, 2003.


                                     /s/ Mark H. Williamson
                                     -------------------------------------------
                                     Mark H. Williamson
                                     Director/Trustee & Executive Vice President

STATE OF TEXAS
COUNTY OF HARRIS

     SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Mark H. Wiliamson, as a director, trustee or officer of each of the above-described entities, this 10th day of December, 2003.

                                     /s/ Cynthia L. Thompson
                                     --------------------------
                                            Notary Public